UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 21, 2006 (November 20, 2006)
AMERICAN OIL & GAS, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-31547	88-0451554

(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)
1050 17th Street, Suite 2400 Denver, CO 80265
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (303) 991-0173
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure.
On November 20, 2006, American Oil & Gas, Inc. (the “Company”) issued a press release entitled “American Oil & Gas Reports 3rd Quarter 2006 Results”, relating to the Company’s earnings for the three and nine months ended September 30, 2006. A copy of the press release is furnished herewith as Exhibit 99.1.
In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.
Item 9.01.     Financial Statements and Exhibits.
Exhibit 99.1     Press Release dated November 20, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN OIL & GAS, INC.
Date: November 21, 2006	By:	/s/ Andrew P. Calerich
Andrew P. Calerich, President

INDEX TO EXHIBITS

Exhibit Number	Description
Exhibit 99.1	Press Release dated November 20, 2006

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